UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2010

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

           On April 26, 2010, J. C. Penney Company, Inc. (the “Company”) issued a press release announcing the commencement of a cash tender offer to purchase up to $300 million aggregate principal amount of its 6.375% Senior Notes due 2036, 5.75% Senior Notes due 2018, 6.875% Medium Term Notes due 2015, 7.65% Debentures due 2016, 7.95% Debentures due 2017, 7.125% Debentures due 2023, 7.40% Debentures due 2037, and 7.625% Debentures due 2097 in the priority set forth in the press release. A copy of the press release regarding the tender offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. Press Release dated April 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Robert B. Cavanaugh
Robert B. Cavanaugh Executive Vice President and Chief Financial Officer

Date:  April 26, 2010

EXHIBIT INDEX

Exhibit Number                         Description

99.1                                      J. C. Penney Company, Inc. Press Release dated April 26, 2010